                                                                   Exhibit 10.14

                           Riverstone Networks, Inc.


                                    CONSENT


     By executing this consent, the undersigned hereby consents to being named in the Registration Statement on Form S-1 (333-45958) of Riverstone Networks, Inc. as a person who is about to become a director of Riverstone upon completion of the offering to which the Registration Statement relates.

                                       /s/  Jorge A. del Calvo
                                       ----------------------------
                                       Jorge A. del Calvo